<PG$PCN,406010000>

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended June 30, 2005.

                               JOHN HANCOCK TRUST
                                GLOBAL BOND TRUST
                                RULE 10f-3 REPORT
                       FOR THE QUARTER ENDED JUNE 30, 2005

COMPLIANCE REPORT

The 10f-3 transaction information for first quarter 2005 is listed below:

                                                                                                                       % OF
                                                                                                                        NET
                                                                              ALL                  SECURITY            ASSETS
 TRADE   SETTLEMENT   SECURITY   DEAL                                     UNDERWRITING AFFILIATED  PURCHASED            ON
  DATE     DATE         NAME     TYPE     PAR    PRICE  SIZE OF OFFERING    MEMBERS    UNDERWRITER   FROM    SPREAD    TRADE
-------- ---------- ----------- ------ --------- ------ ----------------- ------------ ----------- --------- --------- ------
                     EUROPEAN                                                           Dresdner   Barclays  SPR @FPR
                     INVEST BK   Sr,                                        *See        Kleinwort  Bank PLC  16.60 VS
                     (EUR) SR   Unsub.                                    Purchase     Wasserstein  London   DBR 4
05/11/05 05/18/05      UNSB      Nts.  2,100,000 99.214 5,000,000,000 EUR  Report                   Branch   1/37        0.2%
                                                                                                             SPR @ FPR
                                                                                                   Citigroup
                    BANQUE CENT  Sr.                                       * See        Dresdner    Global   122.30 VS
                    DE TUNISIE  Unsec.                                    Purchase      Kleinwort   Markets  FRTR 41/4
06/09/05 06/22/05      144A      Nts   1,500,000 98.859 400,000,000 EUR    Report      Wasserstein   Inc.    19         0.14%

   SECURITY NAME / SYMBOL:                EUROPEAN INVEST BK (EUR) SR UNSB

ISSUE INFORMATION AND COMPARISC      THIS PURCHASE               COMPARABLE - 1                  COMPARABLE - 2
------------------------------- ------------------------  -----------------------------  ---------------------------
Issuer                          European Investment Bank       France Government              Spanish Government
Years of Issuer's Operations               >3                          >3                             >3
Market on Which Traded                  Euro MTN                   Euro-Zone                      Euro-Zone
Purchase / Trade Date                  05/11/2005                   2/23/205                      01/12/2005
Offering Price                          $99.214                     $95.632                         $98.85
Principal Amount of Offering       5,000,000,000 EUR           6,000,000,000 Eur              6,000,000,0300 EUR
Spread                          SPR @ FPR 16.60 vs DBR    SPR @ FPR 4.50 vs DBR 4 1/37   SPR @ FPR 4.00 vs DBR 4 3/4 34
                                        401/37
Total Market Capitalization               N/A                         N/A                            N/A
Industry or Sector                      Banking                    Sovereign                      Sovereign

Underwriter?                                               *See Below
Date of First Offering?                                    05/11/2005
Amount of Total Offering?                                  5,000,000,000 EUR
Portfolio Net Assets on Trade Date?                        $1,003,414,292.95
% of Portfolio Assets applied to Purchase?                 0.21 %

* Underwriters
JOINT LEAD MANAGERS-BOOKS                                              Credit Suisse First Boston (Europe)    Societe Generale
Barclays Bank PLC                                                      Deutsche Bank AG London
BNP Paribas Group                                                      Dresdner Kleinwort Wasserstei
HSBC Bank PLC                                                          Goldman Sachs International
Morgan Stanlet & Co International                                      ING Bank
CO-LEAD MANAGER(S)                                                     IXIS Corporate & Investment B;
ABN Amro                                                               JP Morgan Securities
Banca Caboto SPA                                                       Lehman Brothers Intl (Europe)
Calyon Corporate & Investment Bar Merrill Lynch International Ltd
Citigroup Global Markets Ltd                                           Nomura International PLC

SECURITY NAME / SYMBOL:                         BQ CENT TUNISIE BTUN 4 1/2 06/20

ISSUE INFORMATION AND COMPARISC            THIS PURCHASE                       COMPARABLE - 1               COMPARABLE - 2
Issuer                                    Banque Cent De Tunisie           France Government              Spanish Government
Years of Issuer's Operations                        >3                             >3                             >3
Market on Which Traded                      Private Placement                  Euro-Zone                      Euro-Zone
Purchase / Trade Date                           06/22/2005                      2/23/205                      01/12/2005
Offering Price                                   $98.859                        $95.632                         $98.85
Principal Amount of Offering                 400,000,000 EUR               6,000,000,000 Eur              6,000,000,0300 EUR
Spread                                   SPR @ FPR 122.30 vs FRTR     SPR @ FPR 4.50 vs DBR 4 1/37   SPR @ FPR 4.00 vs DBR 4 3/4
                                                 4 1/4 19                                                          34
Total Market Capitalization                        N/A                            N/A                            N/A
Industry or Sector                               Banking                       Sovereign                      Sovereign

Underwriter?                                                *See Below
Date of First Offering?                                     06/22/2005
Amount of Total Offering?                                   400,000,000 EUR
Portfolio Net Assets on Trade Date?                         $      1,043,437,674.19
% of Portfolio Assets applied to Purchase?                  0.14%

* Underwriters
JOINT LEAD MANAGERS-BOOKS
Citigroup Global Markets Ltd
Dresdner Kleinwort Wasserstein
CO-LEAD MANAGER(S)
Barclays Bank PLC
Calyon Corporate & Investment Bar
Commerzbank AG
Dexia Banque Internationale A Luxemburg
Dexia Capital Markets
DZ Bank AG Deutsche Zentral-Gen


                               JOHN HANCOCK TRUST
  HIGH YIELD TRUST, U.S. GOVERNMENT SECURITIES TRUST AND STRATEGIC BOND TRUST
                MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
                          QUARTER ENDED MARCH 31, 2005

                               10F-3 TRANSACTIONS

SECURITY                 SHARES/PAR    DATE    EXECUTION PRICE  SELLING CONCESSION   NET PROCEEDS
--------                 ----------    ----    ---------------  ------------------   ------------
STRATEGIC BOND TRUST
Las Vegas Sands Corp        600,000  2/3/2005      $  99.08           1.15%             594,534.00
Tribal Gaming (Mohegan)     400,000  2/3/2005      $ 100.00           1.38%             400,000.00
Host Marriott                75,000  3/3/2005      $ 100.00           1.50%              75,000.00
Levi Strauss & Co           200,000  3/7/2005      $ 100.00           2.00%             200,000.00

HIGH YIELD
Las Vegas Sands Corp      4,725,000  2/3/2005      $  99.08           1.15%           4,681,955.00
Tribal Gaming (Mohegan)   3,050,000  2/3/2005      $ 100.00           1.38%           3,050,000.00
Host Marriott              350,000   3/3/2005      $ 100.00           1.50%             350,000.00
Levi Strauss & Co         1,400,000  3/7/2005      $ 100.00           2.00%           1,400,000.00

                          JOHN HANCOCK INVESTMENT TRUST
                              STRATEGIC BOND TRUST
                                RULE 10F-3 REPORT
                      FOR THE QUARTER ENDED MARCH 31, 2005

COMPLIANCE REPORT
The 10f-3 transaction information for first quarter 2005 is listed below:

<PG$PCN,406060000>


TRADE DATE SETTLEMENT DATE    SECURITY NAME        TICKER SYMBOL  DEAL TYPE   # OF SHARES
---------- ---------------    -------------        -------------  ---------   -----------
 2/3/2005     2/10/2005    Las Vegas Sands Corp         LVS        Sr. Nts      600,000
 2/3/2005      2/8/2005    Tribal Gaming (Mohegan)    TRIBAL     Sr. Sub. Nts   400,000
 3/3/2005     3/10/2005    Host Marriott LP             HMT        Sr. Nts.      75,000
 3/7/2005     3/11/2005    Levi Strauss & Co           LEVI        Sr. FRN      200,000
                       SIZE OF                   ALL
TRADE DATE   PRICE     OFFERING          UNDERWRITING MEMBERS
----------  -------- ------------ ---------------------------------
 2/3/2005   $  99.08 $250,000,000           Goldman Sachs
 2/3/2005   $ 100.00 $150,000,000 Bank of America, Societe Generale
 3/3/2005   $ 100.00 $650,000,000    Goldman Sachs, Deutsche Banc
 3/7/2005   $ 100.00 $380,000,000          Bank of America

          AFFILIATED            SECURITY PURCHASED   COMMISSION, SPREAD  % OF ASSETS
          UNDERWRITER                  FROM               OR PROFIT       ON TRADE
-----------------------------   -----------------    ------------------  -----------
Citigroup Global Markets, Inc.    Goldman Sachs             1.15%           0.06%
Citigroup Global Markets, Inc.   Bank of America            1.38%           0.04%
Citigroup Global Markets, Inc.    Goldman Sachs             1.50%           0.01%
Citigroup Global Markets, Inc.   Bank of America            2.00%           0.02%

     SECURITY NAME / SYMBOL:               LAS VEGAS SANDS CORP           LVS
ISSUE INFORMATION AND COMPARISON               THIS PURCHASE     COMPARABLE ISSUE - 1  COMPARABLE ISSUE - 2  COMPARABLE ISSUE - 3
--------------------------------               -------------     --------------------  --------------------  --------------------
Issuer                                              LVS                   MGM                 TRIBAL
Years of Issuer's Operations                        >3                    >3                    >3
Market on Which Traded                       Private Placement     Private Placement     Private Placement
Purchase / Trade Date                            2/3/2005              3/9/2004              7/29/2004
Offering Price                                    $99.08                99.069               $100.000
Principal Amount of Offering                   $250,000,000          $300,000,000          $225,000,000
Commission, Spread, or Profit                      1.15%                 0.75%                1.375%
Total Market Capitalization                         N/A                   N/A                   N/A
Industry or Sector                                Leisure               Gaming                Gaming

Underwriter?                                   See attached
Date of First Offering?                          2/3/2005
Amount of Total Offering?                      $250,000,000
Portfolio Assets on Trade Date?
High Yield Trust                             $ 1,455,602,413.00
Strategic Bond Trust                         $   954,591,629.00
% of Portfolio Assets applied to Purchase?
High Yield Trust                                   0.32%
Strategic Bond Trust                               0.06%

<PG$PCN,406070000>

SECURITY NAME / SYMBOL:            TRIBAL GAMING (MOHEGAN)                               TRIBAL

ISSUE INFORMATION AND COMPARISON        THIS PURCHASE       COMPARABLE ISSUE - 1  COMPARABLE ISSUE - 2   COMPARABLE ISSUE - 3
--------------------------------   -----------------------  --------------------  --------------------   --------------------
Issuer                                     TRIBAL                  TRIBAL                 AZTAR
Years of Issuer's Operations                 >3                      >3                    >3
Market on Which Traded                Private Placement       Private Placement     Private Placement
Purchase / Trade Date                     2/3/2005                7/29/2004             5/26/2004
Offering Price                             $100.00                $100.000               $100.00
Principal Amount of Offering             $150,000,000            $225,000,000          $300,000,000
Commission, Spread, or Profit               1.38%                  1.375%                1.625%
Total Market Capitalization                  N/A                     N/A                   N/A
Industry or Sector                         Gaming                  Gaming                Gaming

Underwriter?                             See attached
Date of First Offering?                    2/3/2005
Amount of Total Offering?                $150,000,000
Portfolio Assets on Trade Date?
High Yield Trust                   $      1,455,602,413.00
Strategic Bond Trust               $        954,591,629.00
% of Portfolio Assets applied to
  Purchase?
High Yield Trust                             0.21%
Strategic Bond Trust                         0.04%

SECURITY NAME / SYMBOL:                       HOST MARRIOTT LP             HMT

ISSUE INFORMATION AND COMPARISON               THIS PURCHASE      COMPARABLE ISSUE - 1   COMPARABLE ISSUE - 2  COMPARABLE ISSUE - 3
------------------------------------------   ------------------   --------------------   --------------------  --------------------
Issuer                                              HMT           ABITIBI CONSOLIDATED          RAYOVAC
Years of Issuer's Operations                         >3                    >3                     >3
Market on Which Traded                       Private Placement      Private Placement      Private Placement
Purchase / Trade Date                             3/3/2005              3/22/2005              1/21/2005
Offering Price                                    $100.00               $100.000                $100.00
Principal Amount of Offering                   $650,000,000           $450,000,000           $700,000,000
Commission, Spread, or Profit                      1.50%                  1.50%                  1.63%
Total Market Capitalization                         N/A                    N/A                    N/A
Commission, Spread, or Profit                   Real Estate             Consumer               Consumer

<PG$PCN,406080000>

Underwriter?                                    See attached
Date of First Offering?                           3/3/2005
Amount of Total Offering?                       $650,000,000
Portfolio Assets on Trade Date?
High Yield Trust                             $ 1,508,560,681.00
Strategic Bond Trust                         $   996,789,243.00
% of Portfolio Assets applied to Purchase?
High Yield Trust                                   0.02%
Strategic Bond Trust                               0.01%

SECURITY NAME / SYMBOL:                      LEVI STRAUSS & CO            LEVI

ISSUE INFORMATION AND COMPARISON               THIS PURCHASE      COMPARABLE ISSUE - 1   COMPARABLE ISSUE - 2  COMPARABLE ISSUE - 3
------------------------------------------   ------------------   --------------------   --------------------  --------------------
Issuer                                             LEVI                  CONSTAR                REVLON
Years of Issuer's Operations                        >3                     >3                     >3
Market on Which Traded                       Private Placement      Private Placement      Private Placement
Purchase / Trade Date                            3/7/2005               2/3/2005               3/11/2005
Offering Price                                    $100.00               $100.000                $100.00
Principal Amount of Offering                   $ 380,000,000          $220,000,000           $310,000,000
Commission, Spread, or Profit                      2.00%                  2.00%                  2.25%
Total Market Capitalization                         N/A                    N/A                    N/A
Industry or Sector                               Consumer               Consumer               Consumer

Underwriter?                                   See attached
Date of First Offering?                          3/7/2005
Amount of Total Offering?                      $380,000,000
Portfolio Assets on Trade Date?
High Yield Trust                             $ 1,525,382,163.00
Strategic Bond Trust                         $ 1,007,544,804.00
% of Portfolio Assets applied to Purchase?
High Yield Trust                                   0.09%
Strategic Bond Trust                               0.02%

                               JOHN HANCOCK TRUST
                          JHT GLOBAL ALLOCATION TRUST
                          UBS GLOBAL ASSET MANAGEMENT
                          QUARTER ENDED MARCH 31, 2005
<PG$PCN,406090000>

                                                    QUARTER ENDED MARCH 31, 2005

     10F-3 TRANSACTIONS

SECURITY                       SHARES/PAR             DATE        EXECUTION PRICE*      SELLING CONCESSION   NET PROCEEDS*
---------------------------    ----------           --------      ----------------      ------------------   -------------
Premiere AG NPV '144A' Line       1,250             3/9/2005           $ 37.37                1.00%            $ 46,709.25

                               JOHN HANCOCK TRUST
                           JHT GLOBAL ALLOCATION TRUST
                           UBS GLOBAL ASSET MANAGEMENT
                                RULE 10F-3 REPORT
                          QUARTER ENDED MARCH 31, 2005

THE 10F-3 TRANSACTION INFORMATION FOR THE FIRST QUARTER 2005 IS LISTED BELOW:

                                                                                                                       COMMISSION,
                                                                                                                        SPREAD OR
SECURITY NAME         TRADE DATE SETTLEMENT DATE TICKER SYMBOL      DEAL TYPE    SHARES/PAR PRICE* SIZE OF OFFERING      PROFIT
--------------------- ---------- --------------- ------------- ----------------- ---------- ------ ----------------    -----------
Premiere AG 144A Line  3/9/2005     3/11/2005       10662J4    private placement   1,250    $37.37  $ 1,367,742,000       1.00%

AFFILIATED UNDERWRITER  SECURITY PURCHASED FROM                                 ALL UNDERWRITING MEMBERS
----------------------  -----------------------  ---------------------------------------------------------------------------------
UBS Securities LLC          CS First Boston      Joint Global Coodinators and Bookrunners: Credit Suisse First Boston, HVB
                                                 Corporates & Markets, Morgan Stanley. Co-Lead Managers: Bayerische Landesbank, DZ
                                                 Bank, Lehman Brothers, UBS Investment Bank. Co-Managers: Cazenove, Dresdner
                                                 Kleinwort Wasserstein, WestLB AG. Selling Agents for Austria: Bank Austria
                                                 Creditanstalt, BA WAB P.S.K. Gruppe.

* Amounts are reported in USD.

SECURITY NAME/SYMBOL:                            PREMIERE AG 144A LINE - 10662J4

<PG$PCN,406100000>

ISSUE INFORMATION AND COMPARISON          THIS PURCHASE             COMPARABLE ISSUE - 1          COMPARABLE ISSUE - 2
--------------------------------   ----------------------------  ---------------------------  ---------------------------
Issuer                                Premiere AG 144A Line        Central European Media               Lodgenet
                                                                      Enterprises Ltd.
Years of Issuer's Operations                 > 3 years                    > 3 years                    > 3 years
Market on Which Traded                         Xetra                        NASDAQ                       NASDAQ
Purchase / Trade Date                        3/9/2005                     4/28/2005                    6/30/2004
Offering Price*                               $37.37                        $44.91                       $16.50
Principal Amount of Offering       36.6 million shares x $37.37  4.7 million shares x $44.91  3.95 million shares x $16.5
Commission, Spread, or Profit              $.37 (1.00%)                 $2.021 (4.00%)               $0.908 (6.00%)
Total Market Capitalization                $3,502.95 mil                $1,403.98 mil                 $218.54 mil
Industry or Sector                             Media                        Media                        Media

Underwriter?                                                                  See attached
Date of First Offering?                                                         3/8/2005
Amount of Total Offering?*                                               $     1,367,742,000.00
Portfolio Assets on Trade Date?*                                         $       223,463,919.42
% of Portfolio Assets applied to Purchase?                                                 0.02%

* Amounts are reported in USD.

__ GLOBAL BOND TRUST

(1) Name of Underwriter and
Underwriting Syndicate Members:

                                 BANCO BILBAO VIZCAYA ARGENTARIA
                                 BANCO SANTANDER CENTRAL HISPANO SA
                                 BARCLAYS BANK PLC
                                 CALYON
                                 DEUTSCHE BANK AG LONDON
                                 DRESDNER BANK AG LONDON
(2) Names of Issuer

SPANISH GOVT BOND

(3) Title of Security

SPANISH GOVT BOND (OAT)

(4) Date of First Offering

01-12-2005

(5) Amount of Total Offering

EUR 6,000,000,000

(6) Unit Price of Offering

98.8500

(7) Underwriting Spread or
Commission

SPR @ FPR  4.00  VS.  DBR  4  -3/4  34

Comparable Securities

(1)
<PG$PCN,406110000>

                                                              TELECOM ITALIA SPA

Cusip                         018437392
Unit Price                    99.0700
Issue Size                    EUR 1,250,000,000.00
Date of Offering              1/13/2004
Underwriting Spread           SPR @ FPR 132.00 vs.
                                DBR 4 1/4 14

(8) Years of Issuer's Operations
3+ YEARS IN OPERATION

(9) Trade Date
01-12-2005

(10) Portfolio Assets on Trade Date
806,118,044.52

(11) Price Paid per Unit
98.8500

(12) Total Price Paid by Portfolio
EUR 988,500.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser. EUR 122,141,531.25

(14) % of Portfolio Assets Applied to Purchase-
..12%

__GLOBAL BOND TRUST
PROCEDURES PURSUANT TO RULE 10F-3

(1) Name of Underwriter and Underwriting Syndicate Members:

                               BARCLAYS CAPITAL FRANCE SA
                               BNP PARIBAS SECURITIES SERVICES SA
                               DEUTSCHE BANK AG
                               HSBC CCF
                               CREDIT SUISSE FIRST BOSTON (EUROPE)
                               IXIS CIB
                               JP MORGAN
                               ABN AMRO
                               CALYON CORPORATE & INVESTMENT BANK
                               CITIGROUP GLOBAL MARKETS LTD
                               DRESDNER KLEINWORT WASSERSTEIN
                               GOLDMAN SACHS INTERNATIONAL
                               LEHMAN BROTHERS
                               MERRILL LYNCH INTERNATIONAL
                               MORGAN STANLEY
                               NATEXIS BANQUES POPULAIRES
                               NOMURA INTERNATIONAL PLC
                               ROYAL BANK OF SCOTLAND

<PG$PCN,406120000>

                       SG INVESTMENT BANKING
                               UBS INVESTMENT BANK/US
                       UNICREDIT BANCA MOBILIARE

(2) Names of Issuer
FRANCE GOVT BOND

(3) Title of Security
FRANCE GOVT BOND (OAT)

(4) Date of First Offering
02-23-2005

(5) Amount of Total Offering
EUR 6,000,000,000

(6) Unit Price of Offering
95.632

(7) Underwriting Spread or Commission
SPR @ FPR 4.50 VS. DBR 4 01/37

Comparable Securities
(1) (2)

                                                SPANISH GOVERNMENT BOND

ISIN                      ES0000012932
Unit Price                98.85
Issue Size                EUR 6,000,000,000.00
Date of Offering          1/12/2005
Underwriting Spread       SPR @ FPR 4.00 vs.
                             DBR 4 3/4 34

                                                TELECOM ITALIA SPA

Cusip                     018437392
Unit Price                99.0700
Issue Size                EUR 1,250,000,000.00
Date of Offering          1/13/2004
Underwriting Spread       SPR @ FPR 132.00 vs.
                             DBR 4 1/4 14

(8) Years of Issuer's Operations
3+ YEARS IN OPERATION

(9) Trade Date
02-23-2005

(10) Portfolio Assets on Trade Date
831,116,455.23

(11) Price Paid per Unit
95.632

<PG$PCN,406130000>

(12) Total Price Paid by Portfolio
EUR 573,792.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser. EUR 261,936,048

(14) % of Portfolio Assets Applied to Purchase-
..07%

__TRUST TOTAL RETURN TRUST
PROCEDURES PURSUANT TO RULE 10F-3

(1) Name of Underwriter and Underwriting Syndicate Members:

                                          BANCO BILBAO VIZCAYA ARGENTARIA
                                          BANCO SANTANDER CENTRAL HISPANO SA
                                          BARCLAYS BANK PLC
                                          CALYON
                                          DEUTSCHE BANK AG LONDON
                                          DRESDNER BANK AG LONDON

(2) Names of Issuer
SPANISH GOVT BOND

(3) Title of Security
SPANISH GOVT BOND (OAT)

(4) Date of First Offering
01-12-2005

(5) Amount of Total Offering
EUR 6,000,000,000

(6) Unit Price of Offering
98.8500

(7) Underwriting Spread or Commission
SPR @ FPR  4.00  VS.  DBR  4  3/4  34

Comparable Securities
(1)

                                                TELECOM ITALIA SPA

Cusip                     018437392
Unit Price                99.0700
Issue Size                EUR 1,250,000,000.00
Date of Offering          1/13/2004
Underwriting Spread       SPR @ FPR 132.00 vs
                             DBR 4 1/4 14

(8) Years of Issuer's Operations
3+ YEARS IN OPERATION

<PG$PCN,406140000>

(9) Trade Date
01-12-2005

(10) Portfolio Assets on Trade Date
1,518,420,416.96

(11) Price Paid per Unit
98.8500

(12) Total Price Paid by Portfolio
EUR 1,186,200.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser. EUR 122,141,531.25

(14) % of Portfolio Assets Applied to Purchase-
..08%

__TRUST TOTAL RETURN TRUST
PROCEDURES PURSUANT TO RULE 10F-3

(1) Name of Underwriter and Underwriting Syndicate Members:

                               BARCLAYS CAPITAL FRANCE SA
                               BNP PARIBAS SECURITIES SERVICES SA
                               DEUTSCHE BANK AG
                               HSBC CCF
                               CREDIT SUISSE FIRST BOSTON (EUROPE)
                               IXIS CIB
                               JP MORGAN
                               ABN AMRO
                               CALYON CORPORATE & INVESTMENT BANK
                               CITIGROUP GLOBAL MARKETS LTD
                               DRESDNER KLEINWORT WASSERSTEIN
                               GOLDMAN SACHS INTERNATIONAL
                               LEHMAN BROTHERS
                               MERRILL LYNCH INTERNATIONAL
                               MORGAN STANLEY
                               NATEXIS BANQUES POPULAIRES
                               NOMURA INTERNATIONAL PLC
                               ROYAL BANK OF SCOTLAND
                               SG INVESTMENT BANKING
                                         UBS INVESTMENT BANK/US
                               UNICREDIT BANCA MOBILIARE

(2) Names of Issuer
FRANCE GOVT BOND

(3) Title of Security
FRANCE GOVT BOND (OAT)

(4) Date of First Offering
02-23-2005

(5) Amount of Total Offering

<PG$PCN,406150000>

EUR 6,000,000,000

(6) Unit Price of Offering
95.632

(7) Underwriting Spread or Commission
SPR @ FPR 4.50 VS. DBR 4 01/37

Comparable Securities
(1) (2)

                                                 SPANISH GOVERNMENT BOND

ISIN                      ES0000012932
Unit Price                98.85
Issue Size                EUR 6,000,000,000.00
Date of Offering          1/12/2005
Underwriting Spread       SPR @ FPR 4.00 vs.
                             DBR 4 3/4 34

                                                 TELECOM ITALIA SPA

Cusip                     018437392
Unit Price                99.0700
Issue Size                EUR 1,250,000,000.00
Date of Offering          1/13/2004
Underwriting Spread       SPR @ FPR 132.00 vs.
                             DBR 4 1/4 14

(8) Years of Issuer's Operations
3+ YEARS IN OPERATION

(9) Trade Date
02-23-2005

(10) Portfolio Assets on Trade Date
1,539,915,720.83

(11) Price Paid per Unit
95.632

(12) Total Price Paid by Portfolio
EUR 1,051,952.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser. EUR 261,936,048

(14) % of Portfolio Assets Applied to Purchase-
..07%